SCUDDER
INVESTMENTS(SM)
[LOGO]



-------------------------
EQUITY/DOMESTIC
-------------------------


Scudder Tax Managed
Growth Fund
Fund #306









Semiannual Report
April 30, 2000



The fund seeks long-term growth of capital on an after-tax basis.

A no-load fund with no commissions to buy, sell, or exchange shares.

Contents
--------------------------------------------------------------------------------

                   4   Letter from the Fund's President

                   6   Performance Update

                   8   Portfolio Summary

                  10   Portfolio Management Discussion

                  14   Glossary of Investment Terms

                  15   Investment Portfolio

                  21   Financial Statements

                  24   Financial Highlights

                  25   Notes to Financial Statements

                  29   Officers and Trustees

                  30   Investment Products and Services

                  32   Scudder Solutions

Scudder Tax Managed Growth Fund
--------------------------------------------------------------------------------
                                                                 fund number 306
--------------------------------------------------------------------------------

Date of Inception:  o    A select group of biotechnology and Internet stocks
9/18/98                  dominated returns for most of the six-month period,
                         but market performance broadened in the final two
                         months to include stocks with solid fundamentals and
                         more attractive valuations.
Total Net Assets as
of 4/30/00:         o    Reflecting the challenging market environment, the fund
$3 million               returned 6.31% for the six-month period ended April 30,
                         2000.

                    o While the fund's investment approach was out of favor over most of the period, its performance still came close to matching the 7.20% return of its benchmark, the S&P 500 Index.

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

After more than two years of dominance by a handful of highly valued growth stocks, many of the biggest gainers experienced sharp price declines over the latter half of the six-month period. Rising interest rates and recognition that valuations for many high priced stocks were unsustainable prompted the changed environment. While an increased level of daily market volatility has accompanied the transition, valuations are now generally lower for many stocks. We believe that these lower valuations will actually support the investment environment over the long term.

Witnessing such a transition often tests one's commitment to an investment strategy. However, it has been our experience that investors with a well thought out investment approach tend to be more successful investors over the long term. While we expect the investment markets to remain volatile in the near term as investors sort out the effects of higher interest rates and the currently strong U.S. economy, we still believe there are many good investment opportunities. In particular, we think maintaining a diversified approach with exposure to several asset classes, including stocks with attractive valuations, may be a good hedge against the daily gyrations of the markets.

One of the most important strengths of Scudder Tax Managed Growth Fund is its ongoing commitment to diversification and attractively valued stocks. In the following pages, portfolio managers Rob Tymoczko and Mark Berroth describe how their disciplined investment process benefited from the shift in investor sentiment in the later half of the period. Their discussion begins on page 10.

For current information on your fund and your account, visit our Internet Web site at www.scudder.com. There you'll find a wealth of information, including the most recent fund performance, the latest news on Scudder products and services, and the opportunity to perform account transactions. You can also speak with one of our representatives by calling 1-800-SCUDDER (1-800-728-3337).

Thank you for your continued investment in Scudder Tax Managed Growth Fund.

Sincerely,

/s/Linda C. Coughlin

Linda C. Coughlin
President,
Scudder Tax Managed Growth Fund

Performance Update
--------------------------------------------------------------------------------
                                                                  April 30, 2000

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

                Scudder Tax Managed
                    Growth Fund          S&P 500 Index*

              9/98**   10000                  10000
             10/98     10608                  10814
              1/99     11391                  12638
              4/99     11927                  13228
              7/99     12086                  13207
             10/99     11433                  13591
              1/00     11097                  13947
              4/00     12154                  14569

--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                           Total Return
                              Growth of                                  Average
Period ended 4/30/2000         $10,000            Cumulative             Annual
--------------------------------------------------------------------------------
Scudder Tax Managed Growth Fund
--------------------------------------------------------------------------------
1 year                        $ 10,191                1.91%               1.91%
--------------------------------------------------------------------------------
Life of Fund**                $ 12,154               21.54%              12.87%
--------------------------------------------------------------------------------
S&P 500 Index*
--------------------------------------------------------------------------------
1 year                        $ 11,014               10.14%              10.14%
--------------------------------------------------------------------------------
Life of Fund**                $ 14,569               45.69%              26.83%
--------------------------------------------------------------------------------


* The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. Total return would have been lower if certain expenses had not been reduced.

** The Fund commenced operations on September 18, 1998. Index comparisons begin September 30, 1998.

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE SCUDDER TAX MANAGED GROWTH FUND TOTAL RETURN (%) AND S&P 500 INDEX* TOTAL RETURN (%)



                                       Yearly periods ended April 30

                                         1999**  2000
-------------------------------------------------------------------------------
Fund Total
Return (%)                                19.27   1.91
-------------------------------------------------------------------------------
Index Total
Return (%)                                32.27  10.14
-------------------------------------------------------------------------------
Net Asset
Value ($)                                 14.25  14.38
-------------------------------------------------------------------------------
Income
Dividends
($)                                         .06    .14
-------------------------------------------------------------------------------
Capital
Gains
Distributions
($)                                          --     --
-------------------------------------------------------------------------------

* The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses.

** The Fund commenced operations on September 18, 1998. Index comparisons begin September 30, 1998.

         Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total return for the 1-year and life of Fund periods would have been lower.

Portfolio Summary
--------------------------------------------------------------------------------
                                                                 April 30, 2000

--------------------------------------------------------------------------------
Diversification
--------------------------------------------------------------------------------
                                                      The fund seeks to be
                                                       fully invested in a
Common Stocks              100%                  broad selection of large-
------------------------------------                    and mid-cap stocks
                                                           with attractive
                                                               valuations.


--------------------------------------------------------------------------------
Sectors
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

                                                    The fund benefited from
Consumer Discretionary      16%                         an overweighting in
Technology                  16%                               energy and an
Utilities                   15%                     underweighting in basic
Financial                   11%                         materials. While an
Manufacturing                7%                            overweighting in
Durables                     7%                      financials was reduced
Health                       7%                        over the period, the
Service Industries           5%                        rising interest rate
Energy                       4%                           environment was a
Other                       12%                       distinct negative for
------------------------------------                          these stocks.
                           100%
------------------------------------

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(21% of Portfolio)                                        To identify individual
                                                        securities for purchase,
 1. AES Corp.                                              management utilizes a
    Provider of electricity                                         proprietary,
                                                          quantitative screening
 2. Hewett-Packard Co.                                              process that
    Provider of imaging and printing systems, computing       incorporates stock
    systems and informational technology services           valuation, trends in
                                                          fundamentals and price
 3. Sybrov International Corp.                                         momentum.
    Manufacturer of laboratory and dental supply products

 4. Scientific-Atlanta, Inc.
    Manufacturer of broadband communication equipment, test and measurement instruments and defense electronic systems

 5. Intel Corp.
    Producer of semiconductor memory circuits

 6. Florida Progress Corp.
    Electric utility holding company

 7. BellSouth Corp.
    Marketer of personal computers and related products and services

 8. Puget Sound Energy, Inc.
    Electric utility

 9. Solectron Corp.
    Manufacturer of computer products and subsystems

10. NSTAR
    Electric and gas utility






For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                 April 30, 2000

In the following interview, portfolio managers Robert D. Tymoczko and Mark A. Berroth discuss the market environment and their approach to managing the fund.

Q: Over the six months, a lot more changed than stayed the same. How would you characterize this environment?

A: It's been a volatile period for stocks. After leading the market for most of the six-month period, investors shifted away from a small group of biotechnology and Internet stocks in favor of a broader range of established companies with solid fundamentals and more reasonable valuations. The shift was triggered primarily by heightened inflation fears, rising short-term interest rates, and an apparent acknowledgement that the high prices of many growth stocks were not sustainable. In February, we began to see the start of a turn in the markets. By March and April it was in full swing, with many of the most highly valued stocks losing more than half their market value, some in just a few days. While the shift generally benefited Scudder Tax Managed Growth Fund's approach, the reversal began late in the period and did not make up for the enormous gains of the few high priced growth stocks that had been leading the markets over the first four months of the period.

Q: How did the fund perform?

A: The fund performed better than we expected, given that its emphasis on attractively valued stocks was not in favor for most of the six months. Early in the period, the fund's diversified approach held back performance (as it held back the performance of many diversified portfolios) while a few biotech and Internet stocks generated enormous gains. In February, performance began to broaden to include more of the stocks that meet our criteria, contributing to the fund's improved performance. For the six-month period, the fund's 6.31% return nearly matched the 7.20% return of its unmanaged benchmark, the S&P 500 Index.

Q: What helped and hurt performance?

A: The portfolio's average market capitalization of $35 billion was significantly lower than that of the $118 billion market cap of its benchmark. However, the lower valuations of the portfolio's holdings hurt performance, as did stocks with higher earnings stability and lower price volatility. These stocks generally did not perform as well as stocks at the other end of the spectrum. The disparity between growth and value is clear when you look at the returns for these sectors over the six months: large-cap growth stocks returned 18.72% for the period, as measured by the Russell 1000 Growth Index versus large-cap value stocks, which returned -0.99% as measured by the Russell 1000 Value Index.

Q: How do you manage the fund?

A: We focus on stocks that we believe are attractively valued. Essentially, we are looking for good companies that are selling for less. We make this determination by looking at several key valuation measures. For example, the fund's price/earnings (P/E) ratio stood at 18x for the trailing 12-month period, while the S&P 500 Index P/E was significantly higher at 30x. From a price/book standpoint, the fund's ratio was 2.93 versus 5.04 for the S&P 500. At the same time that we hold attractively valued stocks in the portfolio, we also attempt to invest in companies with solid earnings growth rates. The fund's realized monthly average earnings growth rate (12-month trailing period) exceeded the S&P 500 -- 17.07% for the fund versus 16.21% for the benchmark. In effect, we paid a lot less for higher growth.

As you may know, investors have been focusing on "momentum stocks" until recently. These stocks typically are last week's, last month's, and last year's best performers, and their performance has little bearing on their underlying company fundamentals. This type of environment, which is not grounded in analyzing company fundamentals, has proven challenging for our approach.

However, in March and April we were encouraged by signs that this environment appeared to be changing in our favor.

Q: How did the fund's industry sector weights affect performance?

A: The fund benefited from an underweighting in energy, which was a weak performer, and an overweighting in basic materials, which performed well. On the negative side, our emphasis on attractively valued stocks has led to an overweighting in the finance sector. While we reduced our exposure to this sector over the period, the rising interest rate environment was a distinct negative for many financial stocks. Performance was also held back by our underweightings in the technology and health care sectors.

Q: The fund's investment universe is comprised of approximately 1,000 mid- and large-cap U.S. companies. How do you assess each stock's return potential?

A: We rely on a proprietary, quantitative screening process to identify attractively valued stocks with above-average capital appreciation potential. We consider three primary factors: valuation, trends in fundamentals, and price momentum. Our valuation measures tell us how cheap the security is relative to our overall stock universe. Earnings trends suggest whether the company's fundamentals are stable, improving, or deteriorating. Price momentum allows us to assess how the market is responding to these fundamentals. Each company is then ranked based on its relative attractiveness.

Q: What were the results of your individual stock selection process?

A: While specific factor and industry sectors held back performance, the fund's stock selection criteria worked well. Similar to prior reporting periods, we had a number of strong performers. Much like the market overall, we had a few stocks that performed extremely well, but a number of stocks that produced average or negative returns. We've included a table below that highlights the fund's top and bottom performers for the six-month period.

--------------------------------------------------------------
                                 Price return on shares held
                                   for the six-month period
Top Five Performers                  ended April 30, 2000
--------------------------------------------------------------
Scientific Atlanta                         127%
--------------------------------------------------------------
Xilinx                                      86%
--------------------------------------------------------------
Hewlett-Packard                             82%
--------------------------------------------------------------
Adobe                                       73%
--------------------------------------------------------------
Intel                                       64%
--------------------------------------------------------------


--------------------------------------------------------------
                                 Price return on shares held
                                   for the six-month period
Bottom Five Performers               ended April 30, 2000
--------------------------------------------------------------
Compuware                                  -55%
--------------------------------------------------------------
Dean Foods                                 -46%
--------------------------------------------------------------
Synopsis                                   -33%
--------------------------------------------------------------
Thomas & Betts                             -30%
--------------------------------------------------------------
TJX Companies                              -29%
--------------------------------------------------------------


Q: What is your outlook for attractively valued stocks?

A: We've been living through a very unusual market environment for stock investing that has broken old rules and defied many long-standing investment principles. While we must always look forward in selecting attractive investments, we maintain that there are limits to every extreme situation, such as the recent outperformance of growth stocks over value stocks. We think experienced investors know that the fund's diversified approach to buying stocks of companies with good growth rates and attractive valuations continues to make sense. As such, we believe that investing in these kinds of companies will reward investors over the long term and will play an important role in a properly diversified portfolio.

Glossary of Investment Terms
--------------------------------------------------------------------------------

        Growth Stock  Stock of a company that has displayed greater than average earnings growth and is expected to continue to increase profits rapidly going forward. Stocks of such companies usually trade at a higher price relative to earnings (higher
                      P/E) and can exhibit greater price volatility.

              Market The value of a company's outstanding shares of common stock, Capitalization determined by multiplying the number of shares outstanding by the share price (shares x price = market capitalization).
                      The universe of publicly traded companies is frequently divided into large-, mid-, and small-capitalizations.

Over/Under Weighting  Refers to the allocation of assets -- usually by sector, industry, or country -- within a portfolio relative to a benchmark index (e.g., the S&P 500 Index), or an investment universe.

      Price/Earnings  A widely used gauge of a stock's valuation that indicates
   Ratio (P/E) (also what investors are paying for a company's earnings on a per "earnings multiple") share basis. A higher "earnings multiple" indicates a higher expected growth rate and the potential for greater price fluctuations.

  Quantitative Model  A systematic approach to evaluating a security based on its financial characteristics.

  Standard Deviation  A statistical measure of the degree to which an investment's return tends to vary from the mean return. Frequently used in portfolio management to measure the variability of past returns and to gauge the likely range of possible future returns.

           Tax Basis  The price paid by an investor for a stock or bond plus any out-of-pocket expenses such as brokerage commissions. A security's basis is used to determine capital gains or losses for tax purposes when the stock is sold.


(Source: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms.)

Additional glossary terms are available at our Internet Web site, www.scudder.com.

Investment Portfolio                            as of April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                     Shares    Value ($)
--------------------------------------------------------

--------------------------------------------------------
Common Stocks 100.0%
--------------------------------------------------------

 Consumer Discretionary 16.2%
 Apparel & Shoes 2.0%
 Jones Apparel Group, Inc.* .......   1,400    41,563
 Liz Claiborne, Inc. ..............     400    18,525
                                            ---------
                                               60,088
                                            ---------
 Department & Chain Stores 7.5%
 Best Buy Co., Inc.* ..............     600    48,450
 Federated Department Stores, Inc.*     700    23,800
 Gap, Inc. ........................     675    24,806
 Home Depot, Inc. .................     450    25,228
 Sears, Roebuck & Co. .............     300    10,988
 The Limited, Inc. ................     600    27,113
 TJX Companies, Inc. (New) ........     500     9,594
 Wal-Mart Stores, Inc.* ...........     900    49,838
                                            ---------
                                              219,817
                                            ---------
 Hotels & Casinos 0.4%
 Harrah's Entertainment, Inc.* ....     600    12,338
                                            ---------
 Recreational Products 0.6%
 International Game Technology* ...     700    17,063
                                            ---------
 Restaurants 2.0%
 Brinker International Inc.* ......     600    19,125
 Outback Steakhouse Inc.* .........   1,200    39,300
                                            ---------
                                               58,425
                                            ---------
 Specialty Retail 3.5%
 BJ's Wholesale Club Inc.* ........     300    10,631
 Family Dollar Stores Inc. ........   1,500    28,594
 Intimate Brands, Inc. ............   1,200    46,200
 Tandy Corp. ......................     300    17,100
                                            ---------
                                              102,525
                                            ---------
 Miscellaneous 0.2%
 Stewart Enterprises, Inc. ........   1,100     5,294
                                            ---------
 Consumer Staples 2.8%
 Food & Beverage 1.0%
 Pepsi Bottling Group, Inc. .......   1,300    28,031


    The accompanying notes are an integral part of the financial statements.

                                    Shares   Value ($)
------------------------------------------------------

 SUPERVALU, Inc. ................     100     2,069
                                           --------
                                             30,100
                                           --------
 Package Goods/Cosmetics 1.8%
 Colgate-Palmolive Co. ..........     300    17,138
 Kimberly-Clark Corp. ...........     100     5,806
 Nu Skin Asia Pacific Inc.* .....   3,900    29,981
                                           --------
                                             52,925
                                           --------
 Health 7.2%
 Biotechnology 2.0%
 Amgen Inc.* ....................     400    22,400
 Biogen, Inc.* ..................     600    35,288
                                           --------
                                             57,688
                                           --------
 Health Industry Services 1.0%
 Wellpoint Health Networks, Inc.*     400    29,500
                                           --------
 Medical Supply & Specialty 2.6%
 Bausch & Lomb, Inc. ............     200    12,075
 Sybron International Corp.* ....   2,100    65,363
                                           --------
                                             77,438
                                           --------
 Pharmaceuticals 1.6%
 Forest Laboratories, Inc.* .....     300    25,219
 Merck & Co., Inc. ..............     300    20,850
                                           --------
                                             46,069
                                           --------
 Communications 2.2%
 Telephone/Communications
 Alltel Corp. ...................     100     6,663
 BellSouth Corp. ................   1,200    58,425
                                           --------
                                             65,088
                                           --------
 Financial 11.4%
 Banks 2.3%
 Chase Manhattan Corp. ..........     700    50,444
 Commerce Bankshares Inc. .......       1        31
 Golden West Financial Corp. ....     500    17,063
                                           --------
                                             67,538
                                           --------
 Insurance 3.9%
 Jefferson Pilot Corp. ..........     400    26,625
 PMI Group, Inc. ................     750    36,328
 Transatlantic Holdings, Inc. ...     200    16,588
 Unitrin, Inc. ..................   1,000    33,750
                                           --------
                                            113,291
                                           --------


    The accompanying notes are an integral part of the financial statements.

                                                Shares  Value ($)
----------------------------------------------------------------

 Consumer Finance 1.8%
 Citigroup, Inc. .............................     900    53,494
                                                        --------
 Other Financial Companies 3.4%
 Edwards (A.G.) Inc. .........................     600    22,575
 Legg Mason, Inc. ............................   1,100    41,594
 Morgan Stanley Dean Witter & Co. ............     200    15,350
 TCF Financial Corporation ...................     900    21,038
                                                        --------
                                                         100,557
                                                        --------
 Media 2.4%
 Advertising 0.4%
 Interpublic Group of Companies, Inc. ........     300    12,300
                                                        --------
 Broadcasting & Entertainment 0.7%
 CBS Corp.* ..................................     324    19,035
                                                        --------
 Print Media 1.3%
 Knight-Ridder, Inc. .........................     800    39,250
                                                        --------
 Service Industries 5.1%
 EDP Services 1.4%
 Affiliated Computer Services* ...............   1,100    36,438
 First Data Corp. ............................     100     4,869
                                                        --------
                                                          41,307
                                                        --------
 Investment 2.6%
 Bear Stearns Companies, Inc. ................     661    28,340
 Donaldson, Lufkin & Jenrette Securities Corp.     500    20,844
 Paine Webber Group, Inc. ....................     600    26,325
                                                        --------
                                                          75,509
                                                        --------
 Miscellaneous Commercial Services 0.1%
 Ecolab, Inc. ................................     100     3,906
                                                        --------
 Miscellaneous Consumer Services 1.0%
 Ultramar Diamond Shamrock Corp. .............   1,200    29,700
                                                        --------
 Durables 7.3%
 Aerospace 1.1%
 Northrop Grumman Corp. ......................     200    14,175
 United Technologies Corp. ...................     279    17,350
                                                        --------
                                                          31,525
                                                        --------


    The accompanying notes are an integral part of the financial statements.

                                            Shares  Value ($)
-------------------------------------------------------------

 Automobiles 3.0%
 Ford Motor Co. .........................     900   49,219
 General Motors Corp. ...................     300   28,088
 Genuine Parts Co. ......................     400   10,500
                                                  --------
                                                    87,807
                                                  --------
 Construction/Agricultural Equipment 0.6%
 PACCAR, Inc. ...........................     400   19,025
                                                  --------
 Leasing Companies 0.4%
 Hertz Corp. ............................     400   12,475
                                                  --------
 Telecommunications Equipment 2.2%
 Scientific-Atlanta, Inc. ...............   1,000   65,063
                                                  --------
 Manufacturing 7.0%
 Chemicals 1.1%
 Dow Chemical Co. .......................     100   11,300
 Rohm & Haas Co. ........................     600   21,375
                                                  --------
                                                    32,675
                                                  --------
 Containers & Paper 0.2%
 Crown Cork & Seal Co. ..................     400    6,500
                                                  --------
 Diversified Manufacturing 1.9%
 Cooper Industries, Inc. ................     500   17,156
 Honeywell International, Inc. ..........     287   16,072
 Tyco International Ltd. ................     456   20,948
                                                  --------
                                                    54,176
                                                  --------
 Industrial Specialty 2.6%
 Johnson Controls, Inc. .................     600   37,988
 Sherwin-Williams Co. ...................     500   12,438
 The Valspar Corp. ......................     700   25,200
                                                  --------
                                                    75,626
                                                  --------
 Machinery/Components/Controls 1.2%
 Ingersoll-Rand Co. .....................     700   32,856
 Tenneco Automotive, Inc. ...............     300    2,663
                                                  --------
                                                    35,519
                                                  --------
 Technology 16.0%
 Computer Software 5.1%
 Adobe Systems, Inc. ....................     200   24,188
 Computer Associates International, Inc.      400   22,325
 Comverse Technologies, Inc. * ..........     600   53,513


    The accompanying notes are an integral part of the financial statements.

                                           Shares  Value ($)
------------------------------------------------------------

 Electronic Arts, Inc.* ................     200    12,100
 Symantec Corp.* .......................     200    12,488
 Synopsys Ltd.* ........................     600    25,200
                                                 ---------
                                                   149,814
                                                 ---------
 Diverse Electronic Products 1.9%
 Solectron Corp.* ......................   1,200    56,175
                                                 ---------
 Electronic Components/Distributors 1.9%
 Gateway, Inc.* ........................   1,000    55,250
                                                 ---------
 Electronic Data Processing 4.2%
 Apple Computer, Inc.* .................     200    24,813
 Hewlett-Packard Co. ...................     500    67,500
 Unisys Corp. ..........................   1,400    32,463
                                                 ---------
                                                   124,776
                                                 ---------
 Semiconductors 2.9%
 Intel Corp. ...........................     500    63,406
 Xilinx, Inc.* .........................     300    21,975
                                                 ---------
                                                    85,381
                                                 ---------
 Energy 3.9%
 Oil & Gas Production 0.2%
 EOG Resources. Inc. ...................     200     4,975
                                                 ---------
 Oil Companies 1.2%
 Ashland Inc. ..........................     900    30,713
 USX Marathon Group ....................     200     4,663
                                                 ---------
                                                    35,376
                                                 ---------
 Oil/Gas Transmission 0.6%
 El Paso Energy Corporation ............     400    17,000
                                                 ---------
 Oilfield Services/Equipment 1.9%
 Diamond Offshore Drilling, Inc. .......     400    16,125
 Noble Drilling Corp.* .................     500    19,969
 Tidewater Inc. ........................     700    20,825
                                                 ---------
                                                    56,919
                                                 ---------
 Metals & Minerals 0.4%
 Steel & Metals
 Alcoa, Inc. ...........................     200    12,975
                                                 ---------


    The accompanying notes are an integral part of the financial statements.

                                                               Shares  Value ($)
--------------------------------------------------------------------------------

 Construction 0.4%
 Building Materials 0.1%
 LaFarge Corp. ...........................................         100     2,525
                                                                        --------
 Building Products 0.3%
 Masco Corp. .............................................         400     8,975
                                                                        --------
 Transportation 2.8%
 Airlines 0.7%
 Southwest Airlines Co. ..................................         900    19,519
                                                                        --------
 Railroads 2.1%
 Burlington Northern Santa Fe Corp. ......................         500    12,063
 Kansas City Southern Industries, Inc. ...................         700    50,313
                                                                        --------
                                                                          62,376
                                                                        --------
 Utilities 14.9%
 Electric Utilities 13.7%
 AES Corp.* ..............................................         800    71,936
 Allegheny Energy, Inc. ..................................       1,300    39,488
 Ameren Corp. ............................................       1,400    51,363
 Central & South West Corp. ..............................       1,000    21,688
 DTE Energy Co. ..........................................         500    16,313
 Florida Progress Corp. ..................................       1,200    58,800
 NSTAR ...................................................       1,255    55,298
 Puget Sound Energy, Inc. ................................       2,400    57,000
 Texas Utilities Co., Inc. ...............................         900    30,319
                                                                        --------
                                                                         402,205
                                                                        --------
 Natural Gas Distribution 1.2%
 Reliant Energy, Inc. ....................................       1,300    34,613
                                                                        --------

--------------------------------------------------------------------------------
Total Common Stocks (Cost $2,296,965)                                  2,939,490
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $ 2,296,965) (a)            2,939,490
--------------------------------------------------------------------------------


*        Non-income producing security.

(a) The cost for federal income tax purposes was $2,296,965. At April 30, 2000, net unrealized appreciation for all securities based on tax cost was $642,525. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $717,462 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $74,937.



    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

Assets
--------------------------------------------------------------------------------------------
Investments in securities, at value (cost $2,296,965) ........................   $ 2,939,490
Cash .........................................................................        47,284
Dividends receivable .........................................................         3,084
Receivable for Fund shares sold ..............................................           600
Due from Adviser .............................................................        96,894
Other assets .................................................................        25,448
                                                                                ------------
Total assets .................................................................     3,112,800

Liabilities
--------------------------------------------------------------------------------------------
Accrued reorganization costs .................................................         1,542
Other accrued expenses and payables ..........................................        88,205
                                                                                ------------
Total liabilities ............................................................        89,747
--------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 3,023,053
--------------------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------------------
Net assets consist of:
Accumulated distributions in excess of net investment income .................        (1,386)
Net unrealized appreciation (depreciation) on investments ....................       642,525
Accumulated net realized gain (loss) .........................................      (142,388)
Paid-in capital ..............................................................     2,524,302
--------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 3,023,053
--------------------------------------------------------------------------------------------

Net Asset Value
--------------------------------------------------------------------------------------------
Net Asset Value, offering and redemption price per share ($3,023,053 / 210,163 outstanding shares of beneficial interest, $.01 par value, unlimited number  ------------
   of shares authorized) .....................................................   $     14.38
                                                                                ------------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Operations for the six months ended April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Income:
Dividends .....................................................   $  27,393
Interest ......................................................         141
                                                                  ---------
Total income ..................................................      27,534
                                                                  ---------
Expenses:
Management fee ................................................      13,515
Services to shareholders ......................................       4,703
Custodian and accounting fees .................................      21,480
Auditing ......................................................      10,574
Legal .........................................................       2,374
Trustees' fees and expenses ...................................      14,950
Registration fees .............................................      22,269
Reorganization ................................................       1,551
Other .........................................................       1,935
                                                                  ---------
Total expenses, before expense reductions .....................      93,351
Expense reductions ............................................     (70,687)
                                                                  ---------
Total expenses, after expense reductions ......................      22,664
---------------------------------------------------------------------------
Net investment income (loss)                                          4,870
---------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
---------------------------------------------------------------------------
Net realized gain (loss) from investments .....................      (9,902)
Net unrealized appreciation (depreciation) during the period on
   investments ................................................     211,956
---------------------------------------------------------------------------
Net gain (loss) on investment transactions                          202,054
---------------------------------------------------------------------------

---------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations   $ 206,924
---------------------------------------------------------------------------




    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                      Six Months
                                                         Ended         Year Ended
                                                    April 30, 2000     October 31,
Increase (Decrease) in Net Assets                     (Unaudited)         1999
------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ......................   $     4,870    $    10,687
Net realized gain (loss) on investment transactions        (9,902)      (132,486)
Net unrealized appreciation (depreciation) on
   investment transactions during the period ......       211,956        277,558
                                                      ------------   -----------
Net increase (decrease) in net assets resulting
   from operations ................................       206,924        155,759
                                                      ------------   -----------
Distributions to shareholders from:
Net investment income .............................       (33,713)       (12,914)
                                                      ------------   -----------
Fund share transactions:
Proceeds from shares sold .........................       283,814      2,012,729
Reinvestment of distributions .....................        26,274         12,056
Cost of shares redeemed ...........................    (1,516,539)      (410,090)
Redemption fees ...................................         6,157          3,477
                                                      ------------   -----------
Net increase (decrease) in net assets from Fund
   share transactions .............................    (1,200,294)     1,618,172
                                                      ------------   -----------
Increase (decrease) in net assets .................    (1,027,083)     1,761,017
Net assets at beginning of period .................     4,050,136      2,289,119
Net assets at end of period (including accumulated
   distributions in excess of net investment
   income of $1,386 and undistributed net             ------------   -----------
   investment income of $27,457, respectively) ....   $ 3,023,053    $ 4,050,136
                                                      ------------   -----------

Other Information
--------------------------------------------------------------------------------
Shares outstanding at beginning of period .........       296,592        179,789
                                                      ------------   -----------
Shares sold .......................................        22,682        145,878
Shares issued to shareholders in reinvestment of
   distributions ..................................         1,916            874
Shares redeemed ...................................      (111,027)       (29,949)
                                                      ------------   -----------
Net increase in Fund shares .......................       (86,429)       116,803
                                                      ------------   -----------
Shares outstanding at end of period ...............       210,163        296,592
                                                      ------------   -----------




    The accompanying notes are an integral part of the financial statements.

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

---------------------------------------------------------------------------------------
Year ended October 31                                    2000(b)      1999    1998(c)
---------------------------------------------------------------------------------------
Net asset value, beginning of period                     $13.66     $12.73   $12.00
                                                         ------------------------------
---------------------------------------------------------------------------------------
Income (loss) from investment operations:
---------------------------------------------------------------------------------------
  Net investment income (loss) (a)                          .02        .04      .01
---------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment
  transactions                                              .82        .94      .72
                                                         ------------------------------
---------------------------------------------------------------------------------------
Total from investment operations                            .84        .98      .73
---------------------------------------------------------------------------------------
Less distributions from:
---------------------------------------------------------------------------------------
  Net investment income                                    (.14)      (.06)      --
---------------------------------------------------------------------------------------
  Redemption fee                                            .02        .01       --
---------------------------------------------------------------------------------------
Net asset value, end of period                           $14.38     $13.66   $12.73
                                                         ------------------------------
---------------------------------------------------------------------------------------
Total Return (%) (d)                                       6.31**     7.77     6.08(e)**
---------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                        3          4        2
---------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)            5.49(f)*   5.40     25.9*
---------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)             1.30(f)*   1.25     1.25*
---------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                   .29*       .29      .42*
---------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                  49         61       --
---------------------------------------------------------------------------------------

(a)      Based on monthly average shares outstanding during the period.

(b)      For the six months ended April 30, 2000 (Unaudited).

(c) For the period September 18, 1998 (commencement of operations) to October 31, 1998.

(d) Total return would have been lower had certain expenses not been reduced.

(e) Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 2% redemption fee.

(f) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 5.44% and 1.25%, respectively.

*        Annualized

**       Not annualized

Notes to Financial Statements                                        (Unaudited)
--------------------------------------------------------------------------------

A. Description of the Fund

Scudder Tax Managed Growth Fund (the "Fund") is a diversified series of Investment Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

B. Plan of Reorganization

On February 7, 2000 the Trustees of the Fund approved an Agreement and Plan of Reorganization (the "Plan") between the Fund and Scudder Select 500 Fund, pursuant to which Scudder Select 500 Fund would acquire all or substantially all of the assets and liabilities of the Fund in exchange for shares of Scudder Select 500 Fund. The proposed transaction is part of Scudder Kemper Investments, Inc.'s ("Scudder Kemper") initiative to restructure and streamline the management and operations of the funds it advises. Costs incurred in connection with this reorganization initiative are being borne jointly by Scudder Kemper and certain funds and are included as reorganization expense in the Statement of Operations of the Fund. These costs principally include printing, proxy meeting expenses and professional fees. All funds under the reorganization initiative are subject to an allocated charge of such costs except for certain funds not expected to realize a reduction in the operating expense ratio. The Plan can be consummated only if, among other things, it is approved by a majority vote of the shareholders of the Fund. A special meeting (the "Meeting") of the shareholders of the Fund to approve the Plan will be held on or about July 13, 2000.

As a result of the Plan, each shareholder of Scudder Tax Managed Growth Fund will become a shareholder of the shares of Scudder Select 500 Fund and would hold, immediately after the closing of the Plan (the "Closing"), that number of full and fractional voting shares of Scudder Select 500 Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares held in the Fund as of the close of business on the business day preceding the Closing. The Closing is expected to take place during the third quarter of 2000. In the event the shareholders of the Fund fail to approve the Plan, the Fund will continue to operate and the Fund's Board may resubmit the Plan for shareholder approval or consider other proposals.

C. Significant Accounting Policies

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 1999 the Fund had a net tax basis capital loss carryforward of approximately $132,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2007, the expiration date, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Redemption Fees. In general, shares of the Fund may be redeemed at net asset value. However, upon the redemption or exchange of shares held by shareholders for less than one year, a fee of 2% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

D. Purchases and Sales of Securities

For the six months ended April 30, 2000, purchases and sales of investment securities (excluding short-term investments) aggregated $835,597 and $2,123,306, respectively.

E. Related Parties

Under the Investment Management Agreement (the "Management Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.80% of the Fund's average daily net assets, computed and accrued daily and payable monthly. In addition, the Adviser has agreed not to impose all or a portion of its management fee until February 28, 2001 in order to maintain the annualized expenses of the Fund at not more than 1.25% of average daily net assets. Certain expenses incurred in connection with the reorganization are excluded from the expense limitation. Accordingly, for the six months ended April 30, 2000, the Adviser did not impose any of its fee amounting to $13,515. Further, due to the limitations of such Agreement, the Adviser's reimbursement payable to the Fund for six months ended April 30, 2000, amounted to $96,894.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended April 30, 2000, SSC did not impose any of its fee, which amounted to $2,443.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended April 30, 2000, SFAC did not impose any of its fee, which amounted to $18,750.

The Fund pays each of its Trustees not affiliated with the Adviser an annual retainer, plus specified amounts for attended board and committee meetings. For the six months ended April 30, 2000, Trustees' fees and expenses aggregated $14,950, of which $7,500 was not imposed.

F. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Fund's custodian and transfer agent fees were reduced by $177 and $62, respectively, under these arrangements.

G. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $1 billion revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

Officers and Trustees

 Linda C. Coughlin*                      Bruce F. Beaty*
   o  President and Trustee                o  Vice President

 Henry P. Becton, Jr.                    Jennifer P. Carter*
   o  Trustee; President and General       o  Vice President
      Manager, WGBH Educational
      Foundation                         James M. Eysenbach*
                                           o  Vice President
 Dawn-Marie Driscoll
   o  Trustee; Executive Fellow,         William F. Gadsden*
      Center for Business Ethics,          o  Vice President
      Bentley College; President,
      Driscoll Associates                Valerie F. Malter*
                                           o  Vice President
 Peter B. Freeman
   o  Trustee; Corporate Director and    Ann M. McCreary*
      Trustee                              o  Vice President

 George M. Lovejoy, Jr.                  Kathleen T. Millard*
   o  Trustee; President and               o  Vice President
      Director, Fifty Associates
                                         Robert D. Tymoczko*
 Wesley W. Marple, Jr.                     o  Vice President
   o  Trustee; Professor of Business
      Administration, Northeastern       John Millette*
      University                           o  Vice President and Secretary

 Kathryn L. Quirk*                       John R. Hebble*
   o  Trustee, Vice President and          o  Treasurer
      Assistant Secretary
                                         Caroline Pearson*
 Jean C. Tempel                            o  Assistant Secretary
   o  Trustee; Managing Director,
      First Light Capital                *Scudder Kemper Investments, Inc.

Investment Products and Services
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
The Scudder Family of Funds+++
--------------------------------------------------------------------------------
 Money Market                                       U.S. Growth
   Scudder U.S. Treasury Money Fund                 Value
   Scudder Cash Investment Trust                      Scudder Large Company Value Fund
   Scudder Money Market Series --                     Scudder Value Fund***
     Prime Reserve Shares*                            Scudder Small Company Value Fund
     Premium Shares*                                  Scudder Micro Cap Fund
     Managed Shares*
                                                    Growth
Tax Free Money Market+                                Scudder Classic Growth Fund***
   Scudder Tax Free Money Fund                        Scudder Large Company Growth Fund***
   Scudder California Tax Free Money Fund**           Scudder Select 1000 Growth Fund
   Scudder New York Tax Free Money Fund**             Scudder Development Fund
                                                      Scudder 21st Century Growth Fund
 Tax Free+
   Scudder Limited Term Tax Free Fund               Global Equity
   Scudder Medium Term Tax Free Fund                Worldwide
   Scudder Managed Municipal Bonds                    Scudder Global Fund
   Scudder High Yield Tax Free Fund                   Scudder International Value Fund
   Scudder California Tax Free Fund**                 Scudder International Growth and
   Scudder Massachusetts Limited Term                   Income Fund
     Tax Free Fund**                                  Scudder International Fund++
   Scudder Massachusetts Tax Free Fund**              Scudder International Growth Fund
   Scudder New York Tax Free Fund**                   Scudder Global Discovery Fund***
   Scudder Ohio Tax Free Fund**                       Scudder Emerging Markets Growth Fund
                                                      Scudder Gold Fund
 U.S. Income
   Scudder Short Term Bond Fund                     Regional
   Scudder GNMA Fund                                  Scudder Greater Europe Growth Fund
   Scudder Income Fund                                Scudder Pacific Opportunities Fund
   Scudder Corporate Bond Fund                        Scudder Latin America Fund
   Scudder High Yield Bond Fund                       The Japan Fund, Inc.

 Global Income                                      Industry Sector Funds
   Scudder Global Bond Fund                         Choice Series
   Scudder International Bond Fund                    Scudder Financial Services Fund
   Scudder Emerging Markets Income Fund               Scudder Health Care Fund
                                                      Scudder Technology Fund
 Asset Allocation
   Scudder Pathway Conservative Portfolio           Preferred Series
   Scudder Pathway Balanced Portfolio                 Scudder Tax Managed Growth Fund
   Scudder Pathway Growth Portfolio                   Scudder Tax Managed Small Company Fund

U.S. Growth and Income
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund***
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund


--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------
 Retirement Programs                              Education Accounts
   Traditional IRA                                  Education IRA
   Roth IRA                                         UGMA/UTMA
   SEP-IRA                                          IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities
    Scudder Horizon Plan**+++ +++
    Scudder Horizon Advantage**+++ +++ +++


-----------------------------------------------------------------------------------------
Closed-End Funds#
-----------------------------------------------------------------------------------------
   The Argentina Fund, Inc.                         Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                            Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                             Scudder New Asia Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.

+++ Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange.

+ A portion of the income from the tax-free funds may be subject to federal, state, and local taxes.

*             A class of shares of the fund.

**            Not available in all states.

*** Only the Scudder Shares of the fund are part of the Scudder Family of Funds.

++ Only the International Shares of the fund are part of the Scudder Family of Funds.

+++ +++ A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder Kemper Investment's insurance agencies, 1-800-225-2470.

+++ +++ +++   A no-load variable annuity contract issued by Glenbrook Life and
              Annuity Company and underwritten by Allstate Financial Services,
              Inc., sold by Scudder Kemper Investment's insurance agencies, 1-800-225-2470.

# These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

Scudder Solutions
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

         Convenient  Automatic Investment Plan
    ways to invest,
        quickly and  A convenient investment program in which money is reliably electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                     Automatic Dividend Transfer

                     The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                     QuickBuy

                     Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                     Payroll Deduction and Direct Deposit

                     Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                     * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.



        Around-the- Scudder Automated Information Line: SAIL(TM) -- clock electronic 1-800-343-2890 account
        service and Personalized account information, the ability to exchange information, or redeem shares, and information on other Scudder funds including some  and services via touchtone telephone.
       transactions
                     Scudder's Web Site -- www.scudder.com

                     Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever your need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

       Retirees and  Automatic Withdrawal Plan
   those who depend
      on investment  You designate the bank account, determine the schedule (as proceeds for frequently as once a month) and amount of the redemptions, living expenses and Scudder does the rest.
    can enjoy these
        convenient,  Distributions Direct
        timely, and
           reliable Automatically deposits your fund distributions into the automated bank account you designate within three business days after withdrawal  each distribution is paid.
           programs
                     QuickSell

                     Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.


           For more Call a Scudder representative at information about 1-800-SCUDDER these services
                     Or visit our Web site at
                     www.scudder.com


     Please address  The Scudder Funds
        all written  PO Box 2291
     correspondence  Boston, Massachusetts
                 to  02107-2291

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

About the Fund's Adviser

Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER
INVESTMENTS(SM)
[LOGO]


PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com


A member of the [LOGO] Zurich Financial Services Group